UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2006

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Equity Residential (the “Company”) is re-issuing in an updated format its historical financial statements to satisfy SEC requirements as they relate to Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

In compliance with the provisions of SFAS No. 144, the results of operations of the Company’s consolidated properties that were sold and/or reclassified to held for sale during the first six months of 2006 were reported as a component of discontinued operations for each period presented (including the comparable period of the prior year) in the Company’s second quarter 2006 quarterly report on Form 10-Q filed with the SEC on August 7, 2006.  Under SEC requirements, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years shown in the Company’s most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale and/or held for sale date.

In addition, the Company has also allocated a portion of Minority Interests – Operating Partnership out of continuing operations and into discontinued operations to conform with its reclassified consolidated statements of operations presentation in the second quarter 2006 quarterly report on Form 10-Q.

The aforementioned reclassifications have no effect on the Company’s previously reported net income available to Common Shares or funds from operations (“FFO”).

This report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of the Company’s annual report on Form 10-K for the year ended December 31, 2005 to reclassify those properties sold and/or reclassified to held for sale during the first six months of 2006 as a component of discontinued operations for each period presented in the annual report and to allocate Minority Interests – Operating Partnership between continuing and discontinued operations.  All other items of the Company’s Form 10-K remain unchanged.  No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm
99.1

Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
Form 10-K, Item 15 (Exhibit 12 Only). Computation of Ratio of Earnings to Combined Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: August 15, 2006	By:	/s/ Donna Brandin

	Name:	Donna Brandin

	Its:	Executive Vice President and Chief Financial Officer

Date: August 15, 2006	By:	/s/ Mark L. Wetzel

	Name:	Mark L. Wetzel

	Its:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm
99.1

Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
Form 10-K, Item 15 (Exhibit 12 Only). Computation of Ratio of Earnings to Combined Fixed Charges